Exhibit 99.1

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Note on Forward Looking Statements Certain statements contained herein may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, which reflect FXCM's current views with respect to, among other things, its operations and financial performance in the future. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about FXCM's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with the events that took place in the currency markets on January 15, 2015 and their impact on FXCM's capital structure, risks associated with FXCM's ability to recover all or a portion of any capital losses, risks relating to the ability of FXCM to satisfy the terms and conditions of or make payments pursuant to the terms of the credit agreement with Leucadia, risks related to FXCM's dependence on FX market makers, market conditions, and those other risks described under "Risk Factors" in FXCM Inc.'s Annual Report on Form 10-K and other reports or documents FXCM files with, or furnishes to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with FXCM's Consolidated Financial Statements and the Notes thereto contained in FXCM's Annual Report on Form 10-K, and in other reports or documents the FXCM files with, or furnishes to, the SEC from time to time, which are accessible on the SEC website at sec.gov. 65

Company Overview

- FXCM (NASDAQ:FXCM) is a leading online provider of foreign exchange trading services to approximately 175,000 retail customers globally
- Multi-asset class product offering – with approximately 65% of volumes in OTC Spot FX and 35% in contracts for difference ("CFDs") on OTC precious metals, oil, commodities and equity-indices (Q2/16)
- Global reach – serving customers in 180 countries and 19 languages
- Leucadia provided $300 million in secured financing to support the capital shortfall that resulted from extraordinary volatility in the Swiss Franc as a result of the action taken by the SNB on January 15, 2015 → $193 million principal remains outstanding today, with a number of assets in process of being sold to repay debt
- Leucadia and FXCM have completed the restructuring of our relationship, deepening our long-term partnership and providing Leucadia a direct equity interest in FXCM's operating business

Total Active Accounts[(1)]


200,000
150,000
100,000
50,000
136,427
163,094
170,930
183,679
190,377
177,847
178,444
2010
2011
2012
2013
2014
2015
Q2 2016 Continuing Operations

Volume by Geography Continuing Operations (Q2/16)


United States 19.1%
Asia 33.4%
Rest of World 10.0%
EMEA 37.5%

(1) An Active Account represents an account that has traded at least once in the previous twelve months.

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Industry Update FXCM has regained its position as the largest retail FX broker globally (ex. Japan) – a position it had lost post-SNB event January 2015 Global FX Daily Volumes By Retail Broker (ex. Japan) (1) Q2/2016 (In $ billions) 12.9 12.0 11.0 10.0 9.1 5.5 5.1 5.0 4.5 4.0 4.0 3.8 3.3 3.0 3.0 15.0 0.0 5.0 10.0 FXCM Saxo Gain IG Group IBKR Oanda Plus500 PepperStn FXOpen Alpari CMC IG Markets XTB Axi Trader Currency volatility (“CVIX”) has increased somewhat in 2016, however, still only at long-term average CVIX levels with potential for greater volatility and trading volumes Monthly Average JP Morgan Global FX CVIX 12.0 8.0 10.0 6.0 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 May-16 (1) Based on Forex Magnates Q2/16 Quarterly Industry Report. Excludes Japanese brokers. 67

Financial Performance Cash position remains strong, with $199 million in operating cash in continuing operations (and an additional $32 million in discontinued operations) at 6/30/16 Customer equity from continuing operations of $662 million at 6/30/16 FXCMs regulatory capital position is strong Minimum regulatory capital requirements in continuing operations of $56 million versus current regulatory capital of $150 million, a surplus of $94 million Improved revenue and profitability from continuing operations in 2016 Adjusted Revenues(1) $ Millions $160 $- $40 $80 $120 $130 $142 1H 15 1H 16 Adjusted EBITDA(1) $ Millions $20 $- $10 $1 $18 1H 15 1H 16 Retail Volume(2) $ Trillions $- $0.5 $1.0 $1.5 $2.0 $2.5 $1.9 $1.8 1H 15 1H 16 Daily Average Trades(2) Thousands 0 150 300 450 600 750 527 603 1H 15 1H 16 (1) Source: Adjusted Revenues and Adjusted EBITDA per FXCMs 2nd Quarter 2016 earnings conference call presentation. Adjusted Revenues and Adjusted EBITDA are non-GAAP measures and are for FXCM Continuing Operations only. See page 100 in the Appendix for a reconciliation to GAAP measures. (2) Source: Retail Volume and Daily Average Trades per FXCMs 2nd Quarter 2016 10-Q and are based upon Continuing Operations. 68

2016 Developments Recovery of institutional business to pre- January 2015 / SNB levels Strong growth in revenue capture Significant improvement in Adjusted EBITDA(1) from continuing operations this year 1H2016 nearly double all of 2015 Institutional Volumes Including FastMatch $Billions - 50 100 150 200 250 300 350 400 450 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 May-16 Jul-16 Retail $ / Million $25 $35 $45 $55 $65 $75 $85 $95 $54 $56 $67 $72 $80 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Adjusted EBITDA Continuing Operations $ Millions $- $5 $10 $15 $20 $9.3 $18.4 FY 2015 1H 2016 (1) Source: Adjusted EBITDA per FXCMs 2nd Quarter 2016 earning conference call presentation. Adjusted EBITDA is a non-GAAP measure and is for FXCM Continuing Operations only. See page 100 in Appendix for a reconciliation to GAAP amounts. 69

Strategic Priorities Repay Leucadia debt / complete asset sales DailyFX announced sale for $40 million Lucid V3 FastMatch Recently closed revised arrangement with Leucadia taking a direct stake in FXCM Should be a major factor in regaining large FX traders, a segment where FXCM was traditionally strong pre-SNB event Further improve our unique agency offering in CFDs with new market makers coming onto platform with improved liquidity and pricing for clients Continue roll-out of dealing desk execution to small clients in FX Dealing desk execution for small clients now is 21% of total Q2 2016 retail volume from nil pre-SNB has been a significant factor in improved revenue per million Additionally, FXCM considerably levered to interest rate increases Each 100bps in Fed Funds rate potentially adds ~$40-50 million in Adjusted EBITDA 70

Appendix 92

FXCM – Non-GAAP Reconciliations Continuing Operations Only (12 Months Ending December 31, 2015) FYE ($ 000s) 12/31/15 GAAP Net Income / (Loss) (814,503) $ EBITDA and Other Adjustments: Depreciation & Amortization 28,331 Interest on Borrowings 126,560 (Gain) / Loss on Derivative Liabilities 354,657 Goodwill and Held for Sale Impairments 9,513 Income Tax Provision 181,198 EBITDA and Other Adjustments (114,244) Adjustments: Net Revenues (1) (145,079) General & Administrative (2) 11,654 Bad Debt Expense (3) 256,950 Adjusted EBITDA (Non-GAAP) 9,281 $ Continuing Operations Only (6 Months Ending June 30, 2015 and 2016) 6 Months Ending ($ 000s) 06/30/15 06/30/16 GAAP Total Net Revenues 2 75,702 $ 1 42,071 $ Total Net Revenues Adjustment (4) (145,224) 44 Adjusted Total Revenues (Non-GAAP) 1 30,478 $ 1 42,115 $ GAAP Net Income / (Loss) (786,288) $ 1 79,265 $ Adjustments: Total Net Revenues Adjustment (4) (145,224) 44 General & Administrative (5) 3,035 10,499 Bad Debt (Recovery) / Expense (6) 257,303 (141) Depreciation & Amortization 13,820 14,193 Goodwill and Held for Sale Impairments 9,513 0 (Gain) / Loss on Derivative Liabilities 392,296 (227,360) Interest on Borrowings 74,850 41,755 Income Tax Provision 181,321 143 Total Adjustments 786,914 (160,867) Adjusted EBITDA (Non-GAAP) 626 $ 18,398 $ Source: Financial data and footnotes per FXCM Fourth Quarter 2015 Results Press Release (disclosed 03/10/16) and FXCM Second Quarter 2016 Results Press Release (disclosed 08/04/16). (1) Represents the elimination of a $145.1 million benefit in the twelve months ended December 31, 2015 attributable to the reduction of our tax receivable agreement contingent liability to zero. (2) Represents the elimination of a $6.8 million reserve recorded against an uncollected broker receivable, $4.9 million of legal fees resulting from the January 15, 2015 SNB event and other professional fees, including the elimination of the expense related to the Stockholders Rights Plan, $0.7 million of costs related to the cyber incident and a recovery of $0.8 million related to a settlement of a lawsuit, all recorded in continuing operations in the twelve months ended December 31, 2015. (3) Represents the net bad debt expense related to client debit balances associated with the January 15, 2015 SNB event. (4) Represents a $0.1 million charge in the three months ended March 31, 2016 for tax receivable agreement payments and the elimination of a $145.2 million noncash benefit in the three months ended March 31, 2015 attributable to the reduction of our tax receivable agreement contingent liability to zero. (5) Represents the provision for debt forgiveness of $8.2 million against the notes receivable from the non-controlling members of Lucid, $3.2 million of legal and other professional fees, including fees related to the Leucadia debt restructuring and other professional fees related to the Stockholder Rights Plan, partially offset by $1.0 million of insurance recoveries to reimburse for costs incurred related to the January 15, 2015 SNB event and the cybersecurity incident, which is included in continuing operations in the six months ended June 30, 2016. For the six months ended June 30, 2015, represents $3.0 million of legal and other professional fees, including legal fees resulting from the SNB event and professional fees related to the Stockholder Rights Plan. (6) Represents the net bad debt (recovery) expense related to client debit balances associated with the January 15, 2015 SNB event. 100